UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 28, 2004

AMERISTAR CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-22494	88-0304799
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3773 Howard Hughes Parkway, Suite 490 South Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 567-7000
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
Index of Exhibits
EXHIBIT 10.1
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

On May 28, 2004, Ameristar Casinos, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Windsor Woodmont Black Hawk Resort Corp. (the “Seller”), pursuant to which the Company will acquire substantially all of the assets of the Seller, which owns Mountain High Casino in Black Hawk, Colorado. A copy of the Asset Purchase Agreement is being filed with the Commission as an exhibit to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits. Each of the exhibits listed below is incorporated herein in its entirety.

Exhibit	Description

10.1	Asset Purchase Agreement, dated as of May 28, 2004, between Ameristar Casinos, Inc. and Windsor Woodmont Black Hawk Resort Corp. (exhibits and schedules omitted)

ITEM 9. REGULATION FD DISCLOSURE

On June 1, 2004, the Company issued a press release with respect to the Asset Purchase Agreement and transactions contemplated thereby. A copy of the press release is being furnished to the Commission under this Item 9 as an exhibit to this Current Report on Form 8-K.

The information and exhibit furnished pursuant to this Item 9 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISTAR CASINOS, INC.

June 1, 2004	By:	/s/ Peter C. Walsh
(Date)
Peter C. Walsh
Senior Vice President and
General Counsel

Index of Exhibits

Exhibit	Description of Exhibit	Method of Filing

10.1	Asset Purchase Agreement, dated as of May 28, 2004, between Ameristar Casinos, Inc. and Windsor Woodmont Black Hawk Resort Corp. (exhibits and schedules omitted)	Filed electronically herewith

99.1	June 1, 2004 Press Release of the Registrant	Filed electronically herewith